SUMMARY PROSPECTUS Third Avenue Real Estate Value Fund March 1, 2021 Third Avenue Real Estate Value Fund | TAREX | TVRVX | TARZX

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As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Fund’s shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on Third Avenue’s website www.thirdave.com/fund-literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request to continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting (800) 443-1021 or following instructions included with this disclosure. Your election to receive reports in paper will apply to all funds held with Third Avenue.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Investment Objective

Third Avenue Real Estate Value Fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you pay if you buy and hold shares of Third Avenue Real Estate Value Fund. Investors transacting in Fund shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

Shareholder Fees (fees paid directly from your investment):	Institutional Class	Investor Class	Z Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):	Institutional Class	Investor Class	Z Class
Management (Advisory) Fee	0.90%	0.90%	0.90%
Distribution (12b-1) Fees	None	0.25%	None
Other Expenses	0.28%	0.32%	0.18%
Total Annual Fund Operating Expenses (as a percentage of net assets)	1.18%	1.47%	1.08%
Fee Deferred/Expenses Reimbursed[1]	(0.03)%	(0.07)%	(0.03)%
Net Annual Fund Operating Expenses[1]	1.15%	1.40%	1.05%

1     The Fund’s investment adviser, Third Avenue Management LLC (the “Adviser”) has contractually agreed, for a period of one year from the date of this Prospectus, to defer receipt of advisory fees and/or reimburse Fund expenses in order to limit Net Annual Fund Operating Expenses exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to 1.15%, 1.40% and 1.05% of the average daily net assets of the Institutional Class, Investor Class and Z Class, respectively, subject to later reimbursement by the respective classes in certain circumstances (the “Expense Limitation Agreement”). In general, for a period of up to 36 months from the time of any deferral, reimbursement, or payment pursuant to the above-described contractual expense limitations, the Adviser may recover from each class of the Fund fees deferred and expenses paid to the extent that such repayment would not cause the Net Annual Fund Operating Expenses of each class to exceed the contractual expense limitation amounts set forth above, but any repayment will not include interest. The Adviser’s recovery is limited to the lesser of the expense limitation at the time of the waiver and the time of recapture. Beginning on October 17, 2019, the Adviser, although contractually entitled to reimbursement under the Expense Limitation Agreement, has voluntarily agreed not to request reimbursement through October 31, 2021 after which it may seek reimbursement if permitted by the terms of the Expense Limitation Agreement.

Example

The following example is intended to help you compare the cost of investing in Third Avenue Real Estate Value Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Institutional Class	$117	$372	$646	$1,429
Investor Class	$143	$458	$796	$1,751
Z Class	$107	$340	$593	$1,314

The Example reflects the impact of the Expense Limitation Agreement in year one only. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its objective primarily by investing in equity securities, including common stocks and convertible securities, of well-financed (meaning companies with high quality assets and conservative levels of liabilities) real estate and real estate-related companies, or in companies which own significant real estate assets or derive a significant portion of gross revenues or net profits from real estate-related companies at the time of investment (“real estate companies”). Adhering to this strict value discipline, the Fund generally seeks to construct a focused portfolio of high conviction opportunities. The Fund seeks to acquire these securities at a discount to what the Adviser believes is their intrinsic value. Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowing for investment purposes) will be invested in securities of real estate and real estate- related companies. The Fund may invest in companies of any market capitalization. The Fund may also acquire senior securities, such as preferred stocks and debt instruments (including high-yield, distressed and mortgage-backed securities, often referred to as “junk,” that may be in default and may have any or no credit rating) of real estate companies or loans secured by real estate or real estate-related companies that the Adviser believes have above-average yield potential. The Fund also invests in both domestic and foreign securities.

Principal Investment Risks

Market Risk. Prices of securities (and stocks in particular) have historically fluctuated. The value of the Fund will similarly fluctuate and you could lose money. Markets may additionally be impacted by negative external and/or direct and indirect economic factors such as pandemics, natural disasters, global trade policies and political unrest or uncertainties. The adverse impact of any one or more of these events on market value of fund investments could be significant and cause losses.

Real Estate Risk. In addition to general market conditions, the value of the Fund will be affected by the strength of the real estate markets.

Factors that could affect the value of the Fund’s holdings include the following: overbuilding and increased competition; increases in property taxes and operating expenses; declines in the value of real estate; lack of availability of equity and debt financing to refinance maturing debt; vacancies due to economic conditions and tenant bankruptcies; losses due to costs resulting from environmental contamination and its related clean-up; changes in interest rates impacting property values, borrowing costs, and real estate security prices; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; and functional obsolescence and appeal of properties to tenants.

REIT and Real Estate-Related Investment Risk. To the extent that the Fund invests in real estate-related investments, such as securities of real estate-related companies, real estate investment trusts (REITs), real estate operating companies (REOCs) and related instruments and derivatives, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. To the extent the Fund invests in REITs, it will also be subject to the risk that a REIT will default on its obligations or go bankrupt. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of such REITs.

Style Risk. Value securities involve the risk that they may never reach their expected full market value, either because the market fails to recognize the securities’ intrinsic value or the expected value was misgauged. The Adviser may identify opportunities in areas of the real estate sector that appear to be temporarily depressed. The prices of securities in this sector may tend to go down more than those of companies in other industries. Since the Fund is not limited to investing in stocks, the Fund may own significant non-equity instruments in a rising stock market, thereby producing smaller gains than a fund invested solely in stocks. Because of the Fund’s disciplined and deliberate investing approach, there may be times when the Fund will have a significant cash position. A substantial cash position can adversely impact Fund performance in certain market conditions and may make it more difficult for the Fund to achieve its investment objective.

Focused Investing Risk. Although the Fund is a diversified investment company under the Investment Company Act of 1940 (the “Act”), the Fund’s investments will normally be more focused than its peers and may emphasize investments in some issuers, industries, sectors or geographic regions more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular issuer, industry, sector or geographic region, its share values may fluctuate in response to events affecting such issuer, industry, sector or geographic region. The Fund does not lose its status as a diversified investment company because of any subsequent discrepancy between the value of its various investments and the diversification requirements of the Act, so long as any such discrepancy existing immediately after the Fund’s acquisition of any security or other property is neither wholly nor partly the result of such acquisition. Therefore, the Fund from time to time may have an investment portfolio that is considered “non-diversified” by the Act despite its classification as a diversified investment company.

Foreign Securities and Emerging Markets Risk. Foreign securities from a particular country or region may be subject to currency fluctuations and controls, or adverse political, social, economic or other developments that are unique to that particular country or region. Therefore, the prices of foreign securities in particular countries or regions may, at times, move in a different direction than those of U.S. securities. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries, and, as a result, the securities markets of emerging markets countries can be more volatile than more developed markets may be. Recent statements by U.S. securities and accounting regulatory agencies have expressed concern regarding information access and audit quality regarding issuers in China and other emerging market countries, which could present heightened risks associated with investments in these markets.

United Kingdom Securities Risk. Investments in United Kingdom (“U.K.”) issuers may subject the Fund to regulatory, political, currency, security, and economic risks specific to the U.K. The U.K. has one of the largest economies in Europe, and the U.S. and other European countries are substantial trading partners of the U.K. As a result, the U.K.’s economy may be impacted by changes to the economic condition of the U.S. and other European countries. In a referendum held on June 23, 2016, the U.K. resolved to leave the European Union (the “EU”), and the U.K. officially left the EU at the end of January 2020. The U.K.’s departure from the EU may introduce significant uncertainties and instability in the financial markets. On January 1, 2021, the free movement of people and goods and services between the UK and EU ended and a Trade and Customs Agreement became provisionally effective. As such, there will be changes to: European travel rules, duty-free shopping, rules for UK citizens moving to the EU and EU citizens living in the UK, the UK immigration system and trading between the UK and EU.

Hong Kong Securities Risk. The Fund’s investment in Hong Kong issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risk specific to Hong Kong. As a Special Administrative Region of China, any changes in the Chinese economy, trade regulations or currency exchange rates may have an adverse impact on Hong Kong’s economy.

•   Political and Social Risk. Hong Kong reverted to Chinese sovereignty on July 1, 1997 as a Special Administrative Region of the People’s Republic of China under the principle of “one country, two systems.” Although China is obligated, under the SinoBritish Joint Declaration it signed in 1984, to maintain the current capitalist economic and social system of Hong Kong through June 30, 2047, the continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of China. Any attempt by China to tighten its control over Hong Kong’s political, economic or social policies may result in an adverse effect on Hong Kong’s economy.

•   Economic Risk. The economy of Hong Kong is closely tied to the economy of China. The Chinese economy has grown rapidly during the past several years and there is no assurance that this growth rate will be maintained. China may experience substantial rates of inflation or economic recessions, causing a negative effect on the economy and securities market. Delays in enterprise restructuring, slow development of well-functioning financial markets and widespread corruption have also hindered performance of the Chinese economy, and China continues to receive substantial pressure from trading partners to liberalize official currency exchange rates. Additionally, any fluctuation or shortage in the commodity markets could have a negative impact on the Hong Kong economy, which has few natural resources.

Currency Risk. The Fund’s investments are usually denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Fund may determine not to hedge its foreign currency risk, the U.S. Dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. Dollar.

Currency Hedging Risk. The Adviser may seek to hedge all or a portion of the Fund’s foreign currency risk. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or conditions or that any efforts to do so will be successful.

Small- and Mid-Cap Risk. The Fund may invest from time to time in smaller and mid-size companies whose securities tend to be more volatile and less liquid than securities of larger companies. This can adversely affect the prices at which the Fund can purchase and sell these securities and, thus, the value of the Fund’s shares.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these investments at the best prices or at the value the Fund places on them. In such a market, the value of such investments and the Fund’s share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for high-yield debt securities (“junk bonds”) may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities tend to have greater exposure to liquidity risk than U.S. securities.

Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. An unexpected increase in Fund redemption requests, including requests from shareholders who may own a significant percentage of the Fund’s shares, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s share price and increase the Fund’s liquidity risk, Fund expenses and/or taxable distributions.

Commodities Risk. Prices of commodities such as timber and oil have historically been very volatile. Reductions in commodity prices will likely cause the prices of the securities of companies holding real estate affected by those industries to decline.

Debt Securities Risk. The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of the Fund’s investments in these securities to decline. When interest rates fall, the values of already-issued securities generally rise, although investments in new securities may be at lower yields. The prices of high-yield debt securities (“junk bonds”), unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. Economic and other developments can adversely affect debt securities markets.

High-Yield Risk. The Fund’s investments in high-yield debt securities (commonly known as “junk bonds”) may expose the Fund to greater risks than if the Fund only owned higher-grade securities. The value of high-yield, lower quality securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high-yield securities are not as strong financially as issuers of securities with higher credit ratings, so the securities are usually considered speculative investments.

Insolvency and Bankruptcy Risk. The Fund’s investments in obligations of stressed, distressed and bankrupt issuers, including debt obligations that are in default, generally trade significantly below par and are considered speculative. There is even a potential risk of loss by the Fund of its entire investment in such securities. There are a number of significant risks inherent in the bankruptcy process. A bankruptcy filing by an issuer may adversely and permanently affect the market position and operations of the issuer. The Adviser, on behalf of the Fund, may also participate on committees formed by creditors to negotiate with debtors with respect to restructuring issues. There can be no assurance that the Adviser’s participation would yield favorable results for the Fund, and such participation may subject the Fund to additional duties, liabilities and trading restrictions in a particular investment.

Performance

The following bar chart and table provide an indication of the risks of investing in Third Avenue Real Estate Value Fund. The bar chart shows changes in the performance of the Fund’s Institutional Class shares from year to year over the past 10 calendar years. The table compares the average annual total returns of the Fund’s Institutional Class, Investor Class and Z Class shares to a broad measure of market performance. All returns assume reinvestment of dividends and distributions. As with all mutual funds, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.thirdave.com or by calling (800) 443-1021.

Calendar Years

During the period shown in the above bar chart, the highest return for a quarter was 18.13% (quarter ended March 31, 2012) and the lowest return for a quarter was (28.83)% (quarter ended March 31, 2020).

After-tax returns are shown only for Institutional Class shares. After-tax returns of the Fund’s other share classes will vary from those of the Institutional Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

Average Annual Total Returns For the periods ending 12/31/20	Inception Date	One Year	Five Years	Ten Years	Since Inception
Institutional Class Before Taxes	9/17/98	(8.23)%	2.86%	5.72%	9.05%
After Taxes on Distributions		(8.60)%	1.11%	4.29%	7.76%
After Taxes on Distributions and Sale of Fund Shares		(4.87)%[1]	2.17%[1]	4.45%[1]	7.56%
Investor Class Before Taxes	12/31/09	(8.47)%	2.59%	5.46%	6.50%
Z Class Before Taxes	3/1/18	(8.13)%	—	—	(2.71)%
FTSE EPRA/NAREIT Developed Index (reflects no deductions for fees, expenses, or taxes)		(8.18)%	4.72%	6.33%	8.94% (Institutional) 7.53% (Investor) 5.14% (Z Class)

1     The Return After Taxes on Distributions and Sale of Fund Shares is higher than the Return Before Taxes and/or Return After Taxes on Distributions because of realized losses that would have been sustained upon the sale of Fund shares immediately after the relevant periods.

Portfolio Management

Investment Adviser

Third Avenue Management LLC serves as the Fund’s investment adviser.

Portfolio Managers

Jason Wolf, CFA, Portfolio Manager since 2010.

Ryan Dobratz, CFA, Portfolio Manager since 2013.

Purchase and Sale of Fund Shares

The minimum initial investment for the Investor Class of the Fund is $2,500, the minimum initial investment for the Institutional Class is $10,000 and the minimum initial investment for Z Class is $25,000 for a regular account and $5,000 for an IRA. Additional investments for any class must be at least $1,000 for a regular account and $200 for an IRA, unless you use the Fund’s Automatic Investment Plan, in which case the monthly minimum for additional investments is $200. Broker-dealers or other financial intermediaries may impose higher initial or additional amounts for investment than those established by the Fund.

In general, you can buy or sell shares of the Fund by mail or telephone each day the New York Stock Exchange is open for trading. You may sell shares by making a redemption request of the Fund in writing or, if so elected on your account application, by telephone or Internet. The Fund’s shares can be purchased either directly from the Fund, or through certain broker-dealers or financial intermediaries, so long as they have a selling agreement with the Fund’s distributor. Purchase and sale transactions made through your broker-dealer or other financial intermediary may be subject to charges imposed by the broker-dealer or other financial intermediary. Investors transacting in the Fund’s shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

Dividends, Capital Gains and Taxes

The Fund’s distributions may be taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged account.

Potential Conflicts of Interest – Financial Intermediary Compensation (Institutional and Investor Class only)

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser and the Fund’s distributor may pay the intermediary for making shares of the Fund available on its platforms and other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY PROSPECTUS THIRD AVENUE REAL ESTATE FUND March 1, 2021 Third Avenue Real Estate Value Fund | TAREX | TVRVX | TARZX

Before you invest, please review the Fund’s Statutory Prospectus, dated March 1, 2021, and the Statement of Additional Information, dated March 1, 2021. Each is incorporated by reference (is legally considered part of this Summary Prospectus). Each contains more information about the Fund and its risks. The Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund are available online at www.thirdave.com. You can also get this information at no cost by calling 1-800-443-1021 or by contacting your financial intermediary.

www.thirdave.com

FOR MORE INFORMATION

More information on the Third Avenue Funds is available free upon request, including the following:

•    Shareholder Reports — Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports to Shareholders. The Funds’ Annual Report to Shareholders contains a discussion of the market conditions and investment strategies that significantly affected the Funds’ performances during the last fiscal year.

•    Statement of Additional Information (SAI) — The SAI provides more detailed information about the Funds, is on file with the SEC, and is incorporated by reference (is legally considered part of this Prospectus).

You can obtain the Funds’ SAI and Shareholder Reports without charge, upon request, and otherwise make inquiries to the Funds by writing or calling the Funds at 622 Third Avenue, New York, NY 10017, (800) 443-1021 or (212) 888-5222.

The Funds’ Prospectus, SAI, Shareholder Reports and other additional information are available through the Funds’ website at www.thirdave.com.

Reports and other information about the Funds may be obtained, upon payment of a duplicating fee, by electronic request at the email address publicinfo@sec.gov. Reports and other information about the Funds are also available on the SEC’s Internet Web site http://www.sec.gov.

As noted on the front cover of this Prospectus, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on Third Avenue’s website (www.thirdave.com/fund-literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report. Please see the front cover of this Prospectus for more information.

Third Avenue Trust’s SEC file number is 811-08039.

Third Avenue Funds
622 Third Avenue | New York, NY 10017 | Phone (212) 888-5222 | Toll Free (800) 443-1021 | www.thirdave.com